Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended August 31, 2003 and August 31, 2002 (as restated).

(2)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three-Month Periods Ended November 30, 2003 and 2002.

(3)	Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations, as restated.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements have been prepared to give the effect to the acquisition by Portola Packaging, Inc. (“Portola”) of all of the outstanding stock of Tech Industries, Inc., and its acquisition of Tech Industries U.K. Ltd. and partnership interests of 84 Fairmount Street Ltd. Partnership and Fairmount Realty Associates, affiliated entities, prior to Portola’s acquisition of Tech Industries, Inc. Tech Industries, Inc. and such affiliated entities are referred to collectively as “Tech”. These pro forma financial statements do not purport to be indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had Portola and Tech been a consolidated company during the specified periods.

     The acquisition of Tech was accounted for using the purchase method of accounting pursuant to which the purchase price at closing was allocated to the tangible and intangible assets based on their estimated fair values. The purchase allocations were made based upon preliminary valuations and other studies, which have not yet been finalized. The actual allocation of purchase price may differ significantly from the pro forma amounts included herein.

     The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of Portola which were previously reported in Portola’s Annual Report on Form 10-K for the year ended August 31, 2003 and the Quarterly Report on Form 10-Q for the quarter ended November 30, 2003, and the historical financial statements of Tech for the year ended December 29, 2002 included elsewhere in this Form 8-K/A.

     The unaudited pro forma condensed consolidated statements of operations for the years ended August 31, 2003 and August 31, 2002 (as restated) and the three-month periods ended November 30, 2003 and 2002 were prepared as if the acquisition had occurred on September 1, 2002. To prepare the unaudited pro forma condensed consolidated statements of operations for the years ended August 31, 2003 and 2002, Portola’s statement of operations for the years ended August 31, 2003 and 2002 have been combined with Tech’s unaudited statement of operations for the twelve months ended August 31, 2003 and August 31, 2002 (as restated), respectively, which are not included in this Form 8-K/A. To prepare the unaudited pro forma condensed consolidated statement of operations for the three-month period ended November 30, 2003, Portola’s statement of operations for the three-month period ended November 30, 2003 was combined with Tech’s unaudited statement of operations for the period from September 1, 2003 to September 18, 2003 (the date prior to acquisition). To prepare the unaudited pro forma condensed consolidated statement of operations for the three-month period ended November 30, 2002, Portola’s statement of operations for the three-month period ended November 30, 2002 was combined with Tech’s unaudited statement of operations for the thirteen-week period ended November 24 2002. Tech’s fiscal year and fiscal quarters end on the last Sunday of each calendar quarter. The fifty-two-week period ended August 24, 2003 and the thirteen-week period ended November 24, 2002 are not the usual annual and quarterly period ends for Tech.

     As Tech is included on a historical basis in Portola’s November 30, 2003 consolidated balance sheet, a pro forma consolidated balance sheet as of November 30, 2003 was not included herein. The unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2002 was included herein to restate the unaudited pro forma condensed consolidated statement of operations that had been originally reported in the Form 8-K/A filed on December 4, 2003. The unaudited pro forma condensed consolidated balance sheet as of May 31, 2003 and the unaudited pro forma condensed consolidated statements of operations for the nine-month periods ended May 31, 2003 and 2003 included in the Form 8-K/A of Portola Packaging, Inc. dated December 4, 2003 has not been restated and included herein as the financial information is included in the unaudited pro forma condensed consolidated statements of operations for the twelve-months ended August 31, 2003 and August 31, 2002 (as restated).

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2003
(in thousands)

			Pro Forma		Portola
	Portola	Tech	Adjustments		Pro Forma

Sales	$215,315	$33,934	$—		$249,249
Cost of sales	166,689	25,698	981	(1)	193,368

Gross profit	48,626	8,236	(981)		55,881

Selling, general and administrative	29,307	4,047	(75)	(2)	33,279
Research and development	4,729	167	—		4,896
Amortization of intangibles	903	—	285	(3)	1,188
Impairment charge	207	—	—		207
Restructuring costs	405	—	—		405

	35,551	4,214	210		39,975

Income (loss) from operations	13,075	4,022	(1,191)		15,906

Other (income) expense:
Interest income	(120)	(85)	—		(205)
Interest expense	12,544	—	1,842	(4)	14,386
Amortization of debt financing costs	777	—	1,105	(5)	1,882
Minority interest expense	73	—	—		73
Equity income of affiliates	(415)	—	—		(415)
Loss (gain) from sale of property, plant and equipment and securities	30	(1,000)	1,000	(2)	30
Other (income) expense, net	(154)	(226)	—		(380)

	12,735	(1,311)	3,947		15,371

Income (loss) before income taxes	340	5,333	(5,138)		535
Income tax provision	2,071	1	—	(6)	2,072

Net (loss) income	$(1,731)	$5,332	$(5,138)		$(1,537)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2002
(in thousands)

			Pro Forma		Portola
	Portola	Tech	Adjustments		Pro Forma

Sales	$210,757	$32,016	$—		$242,773
Cost of sales	157,133	24,874	981	(1)	182,988

Gross profit	53,624	7,142	(981)		59,785

Selling, general and administrative	30,844	4,043	50	(2)	34,937
Research and development	3,069	245	—		3,314
Amortization of intangibles	1,551	—	285	(3)	1,836

	35,464	4,288	335		40,087

Income (loss) from operations	18,160	2,854	(1,316)		19,698

Other (income) expense:
Interest income	(1,083)	(65)	—		(1,148)
Interest expense	13,251	—	1,842	(4)	15,093
Amortization of debt financing costs	756	—	1,105	(5)	1,861
Minority interest expense	113	—	—		113
Equity income of affiliates	(815)	—	—		(815)
Gain from sale of property, plant and equipment and securities	(20)	—	—		(20)
Income on recovery of note receivable	(1,103)	—	—		(1,103)
Other (income) expense, net	246	65	—		311

	11,345	—	2,947		14,292

Income (loss) before income taxes	6,815	2,854	(4,263)		5,406
Income tax provision (benefit)	2,242	—	(564)	(6)	1,678

Net income (loss)	$4,573	$2,854	$(3,699)		$3,728

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Three-Month Period Ended November 30, 2003
(in thousands)

		Tech
		9/1/03 to	Pro Forma		Portola
	Portola	9/18/03	Adjustments		Pro Forma

Sales	$59,838	$2,103	$—		$61,941
Cost of sales	47,961	3,484	(46)	(1)	49,566
			(1,833)	(7)

Gross profit	11,877	(1,381)	1,879		12,375

Selling, general and administrative	7,741	4,019	(3,597)	(7)	8,163
Research and development	1,396	—	—		1,396
Amortization of intangibles	295	—	12	(3)	307
Impairment charge	—	—	—		—
Restructuring charges	343	—	—		343

	9,775	4,019	(3,585)		10,209

Income (loss) from operations	2,102	(5,400)	5,464		2,166

Other (income) expense:
Interest income	(3)	(1)	—		(4)
Interest expense	3,405	—	65	(4)	3,470
Amortization of debt financing costs	430	—	46	(5)	476
Minority interest expense	16	—	—		16
Equity income of affiliates	(129)	(27)	—		(156)
Gain from sale of property, plant and equipment and securities	(3)	—	—		(3)
Other (income) expense, net	(1,415)	3	—		(1,412)

	2,301	(25)	111		2,387

(Loss) income before income taxes	(199)	(5,375)	5,353		(221)
Income tax provision	791	—	—	(6)	791

Net (loss) income	$(990)	$(5,375)	$5,353		$(1,012)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

For the Three-Month Period Ended November 30, 2002
(in thousands)

			Pro Forma		Portola
	Portola	Tech	Adjustments		Pro Forma

Sales	$51,954	$8,727	$—		$60,681
Cost of sales	41,247	6,941	245	(1)	48,433

Gross profit	10,707	1,786	(245)		12,248

Selling, general and administrative	7,577	1,068	—		8,645
Research and development	1,182	—	—		1,182
Amortization of intangibles	204	—	71	(3)	275

	8,963	1,068	71		10,102

Income (loss) from operations	1,744	718	(316)		2,146

Other (income) expense:
Interest income	(17)	(14)	—		(31)
Interest expense	3,167	—	389	(4)	3,556
Amortization of debt financing costs	180	—	276	(5)	456
Minority interest expense	24	—	—		24
Equity income of affiliates	(113)	—	—		(113)
Loss from sale of property, plant and equipment and securities	49	4	—		53
Other (income) expense, net	545	(144)	—		401

	3,835	(154)	665		4,346

(Loss) income before income taxes	(2,091)	872	(981)		(2,200)
Income tax benefit	(779)	—	—	(6)	(779)

Net (loss) income	$(1,312)	$872	$(981)		$(1,421)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended August 31, 2003 and 2002
Three-Month Periods Ended November 30, 2003 and 2002
(in thousands)

The unaudited pro forma consolidated statements of operations give effect to the following unaudited pro forma adjustments:

(1)	Adjustment to reflect depreciation expense on increase of book value of property, plant and equipment to fair market value as follows:

					9/1/03
	Depreciation				through
	period in years	Amount	Annual	Quarterly	9/18/03

Buildings	39	$340	$8	$2	—
Machinery and equipment	7	6,785	970	242	$46
Furniture and fixtures	5	15	3	1	—

		$7,140	$981	$245	$46

(2)	Adjustment to eliminate $75 and $50 in selling, general and administrative expenses for the years ended August 31, 2003 and 2002, respectively, and $1,000 in gain on sale of assets of Tech Industries Ireland Ltd. (“Tech Ireland”) for the year ended August 31, 2003. Tech Ireland was distributed to the shareholders of Tech Industries prior to, and in contemplation of, the acquisition of Tech Industries.

(3)	Adjustment to reflect amortization of identifiable intangible assets as follows:

					9/1/03
	Amortization				through
	period in years	Amount	Annual	Quarterly	9/18/03

Customer relationships	20	$2,600	$130	$32	$5
Website	5	400	80	20	4
Covenant not to compete	5	374	75	19	3
Trademark and tradename	Indefinite	5,000	—	—	—

		$8,374	$285	$71	$12

(4)	Adjustment to record interest expense on the additional borrowings due to the acquisition of Tech Industries.

(5)	Adjustment to record amortization of debt financing costs for the amended and restated senior credit facility to finance the Tech Industries acquisition of $1,105, $1,105, $46 and $276 for the years ended August 31, 2003 and 2002, and the three-month periods ended November 30, 2003 and 2002.

(6)	Tech Industries terminated its “S” Corporation status at the time of the acquisition. No corporate income tax provision (benefit) has been recorded for the respective periods since Tech Industries’ income (loss) and the effect of the pro forma adjustments would have been offset by the reversal of a portion of Portola’s valuation allowance or an increase in the valuation allowance provided against its net deferred tax assets, except for the year ended August 31, 2002.

(7)	Adjustment to reflect a discretionary bonus paid to employees of Tech Industries immediately prior to, and in contemplation of, the acquisition of Tech Industries by Portola. This adjustment totaling $5,430 does not include the normalized bonus of $191 based on Tech Industries’ historical and prospective bonus plan.